FORM OF SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into by and between BIOHEART, INC., a Florida corporation (OTCBB: BHRT) (the “Company”), and the undersigned Investor (the "Investor”).

WHEREAS, the Investor desires to purchase directly from the Company an aggregate number of Units (as hereinafter defined) (collectively, the “Subscribed Units”) equal to quotient of (a) One Million, Eight Hundred Sixty-Six Thousand, Six Hundred, Sixty-Seven Dollars (US $1,866,667) (the “Aggregate Purchase Price”) divided by (b) the Unit Purchase Price (as hereinafter defined) upon the terms and subject to the conditions described in this agreement;

WHEREAS, each “Unit” consists of ten (10) shares of the Company's common stock, par value $0.001 per share (the " Common Stock") (each, a “Share”) and one (1) warrant to purchase five (5) shares of the Common Stock (the “Warrant” and, collectively with the Units and the shares issuable upon the exercise of the Warrant, the “Securities”);

WHEREAS, the purchase price of each Subscribed Unit to be purchased by the Investor pursuant to this Agreement shall be an amount (the “ Unit Purchase Price”) equal to the greater of:

(a)

One and 50/100 Dollars (US $1.50); or

(b)

the product of: (i) fifty percent (50%)  of the average closing price of the Common Stock, as quoted on the OTCBB for each of the five (5) trading days immediately preceding the First Installment Payment Date (as defined below); multiplied by (ii) ten (10).

WHEREAS, each Warrant shall be evidenced by the form of Warrant Agreement attached hereto as Exhibit A (the “Warrant Agreement”) and Each Warrant will be exercisable for five (5) shares of Common Stock at an anticipated exercise price (the “Exercise Price”) equal to 120% of the quotient obtained by dividing the Per Unit Purchase Price by 10 (the “Anticipated Exercise Price”) payable in cash.

WHEREAS, the Investor confirms that the Investor is an “Accredited Investor” as indicated in Section 4.2(i) hereof, and the Investor hereby executes this Agreement in accordance with and subject to the terms and conditions set forth herein for the purpose of purchasing the Units;

NOW, THEREFORE, for and in consideration of the premises and mutual covenants, representations, warranties and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

INFORMATION

The Investor hereby represents and warrants that it is in receipt of and, prior to signing this Agreement, has carefully read and understood the following items (collectively, the “Materials”):

(a)

This Agreement;

(b)

The Warrant Agreement;

(c)

The Registration Rights Agreement, attached hereto as Exhibit B (the “Registration Rights Agreement”);

(d)

The Company’s Annual Report on Form 10-K, as amended by Amendment No. 1 on Form 10-K/A for the each of the years ended December 31 2008 and December 31, 2009 (the “Annual Reports”);

(e)

The Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010, June 30, 2010, and September 30, 2010 (the “Quarterly Reports”); and

(f)

The Company’s Current Reports on Form 8-K, or Form 8-K/A, including without limitation, those filed on  January 9, 2009, January 13, 2009, January 15, 2009, January 20, 2009, January 28, 2009, February 3, 2009, February 4, 2009, February 17, 2009, February 26, 2009, April 8, 2009, May 18, 2009, July 9, 2009, August 3, 2009, August 18, 2009, November 12, 2009, December 31, 2009, January 6, 2010, February 5, 2010, February 17, 2010, March 31, 2010, June 24, 2010, July 9, 2010, July 21, 2010, July 22, 2010, August 19, 2010, September 9, 2010,September 23, 2010, September 28, 2010, October 6, 2010, October 29, 2010, November 1, 2010, November 3, 2010, December 6, 2010, December 17, 2010, December 22, 2010 and January 6, 2011 (the “Current Reports”).

ARTICLE II

SUBSCRIPTION AND PAYMENT; CERTAIN TERMS AND PROCEDURES

Section 2.1

Upon the terms and subject to the conditions of this Agreement: the Investor hereby subscribes for and agrees to purchase from the Company, and the Company hereby agrees to sell to the Investor, all of the Subscribed Units at the Unit Purchase price as defined herein.

Section 2.2

Investor shall pay the Aggregate Purchase Price to Company, in immediately available US funds, in installments (each, an “Installment Payment”), as follows:

(a)

One Hundred Eighty-Six Thousand, Six Hundred, Sixty-Seven Dollars (US $186,667) shall be paid on or before the date of this Agreement (the “First Installment Payment Date”) for ten percent (10%) of the Subscribed Units;

(b)

Seven Hundred Forty-Six Thousand, Six Hundred, Sixty-Seven Dollars (US $746,667) shall be paid on or before March 5, 2011for forty percent (40%) of the Subscribed Units; and

(c)

Subject to Company’s receipt of all Required Approvals (as hereinafter defined), the remaining Nine Hundred Thirty Three Thousand, Three Hundred, Thirty-Three Dollars (US $933,333)  shall be paid on or before April 20, 2011 for the remaining fifty percent (50%) of the Subscribed Units.

As used herein, “ Required Approvals” means: all actions and approvals necessary for compliance by Company with applicable law in connection with the sale of the Securities and the increase in authorized shares, including without limitation, the filing of Schedule 14C and the satisfaction of any related requirements imposed by the SEC or securities laws and regulations.  The Company represents to Investor that a majority of the Company’s shareholders has already approved, or will prior to the First Installment Payment Date approve, an increase in the number of authorized shares of the Company’s Common Stock to enable Company to sell the Subscribed Units to the Investor upon the terms and conditions of this Agreement.  The Company will use commercially reasonable efforts to obtain the Required Approvals prior to the date contemplated herein for the final Installment Payment

Section 2.3

On or prior to the First Installment Payment Date, Investor shall execute and deliver to the Company, and the Company shall execute and deliver to the Investor: the Warrant Agreement and the Registration Rights Agreement.

Section 2.4

No later than five (5) days after the Company’s receipt of each Installment Payment (each, an “Installment Payment Date”), Company shall deliver to Investor the number of Shares included in the Units paid for by Investor with such Installment Payment.  Notwithstanding the foregoing, Company shall not be obligated to issue and deliver the Shares included in the Units paid for by the final Installment Payment until all Required Approvals have been obtained. The Company’s obligation to deliver the Shares to the Investor shall be conditioned upon the Company’s receipt of the applicable Installment Payment.  Subject to obtaining the Required Approvals, the Company will reserve the applicable number of Shares for issuance to the Investor upon the terms of this Agreement to ensure that all of the Shares will be available to be titled in the name of the Investor as each Installment Payment is paid by the Investor and received by the Company.

.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY

Section 3.1

The Company hereby represents and warrants to the Investor as of the date hereof and as of each Installment Payment Date (except as set forth herein) as follows:

(a)

Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted, as contemplated by the Materials.

(b)

Capitalization and Voting Rights.  As of December 31, 2010, the authorized capital of the Company consisted of (i) 5,000,000 shares of preferred stock, par value $0.001 (the "Preferred Stock"), none of which are outstanding and (ii) 75,000,000 shares of Common Stock, of which 37,545,865 shares of Common Stock were issued and outstanding as of December 31, 2010. As of December 31, 2010, there were outstanding options to purchase 2,110,544 shares of Common Stock at a weighted average exercise price of $2.78 per share and outstanding warrants to purchase 13,920,729 shares of Common Stock at a weighted average exercise price of $1.98 per share.

(c)

Authorization.  Except for action required in connection with the Required Approvals (as defined in Section 2.2 above), all corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Warrant Agreement and the Registration Rights Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, sale and delivery of the Securities has been taken or will be taken prior to the First Installment Payment Date, and this Agreement, the Warrant Agreement and the Registration Rights Agreement constitute the valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent any indemnification provisions or agreements therein may be limited by applicable United States federal or state securities laws.

(d)

Valid Issuance.  The Shares when issued and paid for in compliance with the provisions of this Agreement will be duly authorized and validly issued, fully paid, non-assessable, and, assuming that the representations and warranties of the Investor made herein are true, complete and correct at the time of issuance, issued in compliance with United States federal securities laws.  The shares underlying the Warrant when issued and paid for in compliance with the provisions of this Agreement and the Warrant Agreement will be duly authorized and validly issued, fully paid, non-assessable, and, assuming that the representations and warranties of the Investor made herein are true, complete and correct at the time of issuance, issued in compliance with federal securities laws.

(e)

Compliance with Charter Documents.  Subject to obtaining the Required Approvals and the filing of the Articles of Amendment that have been or will be approved by a majority of the shareholders of Company for the purpose of increasing the number of authorized shares of Common Stock, neither the execution and delivery of, nor the consummation of any transaction or execution of any instrument contemplated by, this Agreement, nor the issuance of the Securities has constituted or resulted in, or will constitute or result in, a default under or breach or violation of any term or provision of the Company’s Articles of Incorporation or Bylaws.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

As an inducement to the Company to enter into this Agreement, the Investor hereby represents and warrants to and agrees with the Company as of the date hereof and as of each Installment Payment Date (except as set forth herein) as follows:

Section 4.1

Authorization; Validity; No Conflict; Binding Effect.

(a)

The Investor has the full power and authority to execute and deliver this Agreement, the Warrant Agreement and the Registration Rights Agreement, to perform all of its obligations hereunder and thereunder, and to purchase, acquire and accept delivery of the Securities purchased hereunder.

(b)

The execution and delivery by the Investor of this Agreement, the Warrant Agreement and the Registration Rights Agreement, the performance by the Investor of its obligations hereunder and thereunder, and the purchase, acquisition and acceptance of delivery of the Securities by the Investor have been duly and validly authorized by all requisite corporate or other action on the part of the Investor.

(c)

Each of this Agreement, the Warrant Agreement and the Registration Rights Agreement has been duly executed and delivered by the Investor and constitutes the legal, valid and binding obligation of the Investor, enforceable in accordance with its terms except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting creditors' rights generally, (ii) as may be limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent any indemnification provisions or agreements therein may be limited by applicable United States federal or state securities laws.  Investor has not previously traded in any of the securities of the Company.

Section 4.2

Investment Representations, Warranties and Covenants.

(a)

The Investor is familiar with and understands (i) the current and proposed business of the Company and (ii) that the Company is a development stage corporation with no profitability to date. The Investor has carefully considered and has, to the extent the Investor believes such discussion necessary, discussed with the Investor’s professional legal, tax, accounting and financial advisers the suitability of an investment in the Securities for the Investor’s particular tax and financial situation and has determined that the Units being subscribed for are a suitable investment for the Investor.

(b)

The Investor acknowledges that (i) the Investor and the Investor’s attorney, accountant or other advisor(s) have had the right to request copies of any documents, records and books pertaining to this investment and (ii) such documents, records, and books which the Investor or such other persons have requested have been made available for inspection by such persons.

(c)

The Investor has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning this purchase of Securities and all such questions have been answered to the Investor’s full satisfaction.

(d)

The Investor believes that he, she or it has received all the information that he, she or it considers necessary or appropriate for making an investment decision with respect to the Securities, and that such Investor has had an opportunity to ask questions and receive answers from the Company and its management regarding, the terms and conditions of this Agreement, and the business, industry, management, technology, properties, financial condition, results of operations and prospects of the Company and to obtain additional information necessary to verify the accuracy of any information furnished to such Investor or to which such Investor had access.  Other than for the representations and warranties made by the Company in this Agreement, the Investor is not relying upon any other information, representation or warranty by the Company or any of its agents, including any brokers and finders, in determining to invest in the Securities and is relying on the Investor’s own examination of the Company, including the merits and risks involved, in making its investment decision.

(e)

The Investor is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice, registration statement or other communication published in any newspaper, magazine or similar media, filed with the Securities and Exchange Commission or broadcast over television or radio or presented at any seminar or meeting to which the public was invited.

(f)

The Investor acknowledges that the Investor has such knowledge and experience in business, financial, investment and banking matters (including, but not limited to, investments in non-listed, restricted and non-registered securities of closely held, non-public companies) such that (i) the Investor is capable of evaluating the merits, risks and advisability of an investment in the Securities, and (ii) the Investor recognizes and appreciates the highly speculative nature of an investment in the Securities.

(g)

The Investor represents and warrants that he or she is a sophisticated investor, has had prior experience with investments of a similar nature and that the Investor’s knowledge and experience in business and financial matters are such that Investor is capable of evaluating the risk of investment in the Securities and determining the suitability of the Investor’s investment in the Securities. The Investor represents that the Investor (i) is not disproportionately invested in illiquid investments and will not become so by reason of this investment, (ii) has adequate means of providing for the Investor’s current financial needs and contingencies and as such, does not require the funds invested in the Securities for the Investor’s normal expenses, (iii) is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, (iv) has no need for liquidity in such investment, (v) at the present time, the Investor could afford a complete loss of such investment in the Securities, and (vi) the Investor's investment in the Securities represents less than ten percent (10%) of the portion of the Investor's assets that are available for use in making investments in equity securities.

(h)

The Investor understands that the Securities are being offered and sold to it, him or her in reliance upon specific exemptions from the registration requirements of the Securities Act and applicable state exemption(s) and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the Investor's representations, warranties, covenants, agreements, acknowledgments and understandings set forth herein in order to determine the availability of such exemptions and his, her or its eligibility to acquire the Securities.

(i)

The Investor is an “Accredited Investor” as defined in Rule 501(d) of Regulation D, promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act, and such qualification is based on the fact that either (i) if the Investor is an individual, the Investor (a) as of the date of this Agreement (either individually or jointly with his or her spouse) has a net worth in excess of $1,000,000 (exclusive of the value of the primary residence, furnishings and automobiles); or (b) the Investor had an individual income in excess of $200,000 (or joint income in excess of $300,000 with his or her spouse) for each of the two most recent years and reasonably expects an income in excess of $200,000 (or joint income in excess of $300,000 with his or her spouse) for the current year; or (ii) if the Investor is not an individual, the Investor (a) is a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000, or (b) is an entity in which all of the equity owners are accredited investors.

(j)

The Investor acknowledges that the Shares herein subscribed for have not been registered under the Securities Act, or under the securities laws of any state and, therefore, cannot be sold, transferred or otherwise disposed of unless they are either registered under the Securities Act and any applicable state securities laws or unless exemptions from such registration are available, provided that the Investor delivers to the Company an opinion of counsel reasonably satisfactory to the Company confirming the availability of such exemption.  The Investor acknowledges that the Warrant herein subscribed for and the shares underlying the Warrant have not been registered under the Securities Act, or under the securities laws of any state and, therefore, cannot be sold, transferred or otherwise disposed of unless (x) they are either registered under the Securities Act and any applicable state securities laws or unless exemptions from such registration are available, provided that the Investor delivers to the Company an opinion of counsel reasonably satisfactory to the Company confirming the availability of such exemption, and (ii) the transfer is permitted by and conducted in accordance with the Warrant Agreement. The Investor represents that the Investor is purchasing Securities for the Investor’s own account, for investment and neither as a nominee, nor with a view to the resale or distribution thereof except in compliance with the Securities Act and the restrictions contained in the immediately preceding sentence. The Investor has not offered or sold any portion of the Securities being acquired nor does the Investor have any present intention, agreement, understanding or arrangement to subdivide, sell, distribute, assign, transfer or otherwise dispose of all or any portion of the Securities to any other person either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance in violation of the Securities Act. The Investor further recognizes that, except to the extent set forth in the Registration Rights Agreement, the Company is not assuming any obligation to register the Securities or the shares underlying the Warrant.

(k)

The Investor further covenants that it will not make any sale, transfer or other disposition of the Securities in violation of the Securities Act, the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations of the SEC promulgated thereunder or any applicable state securities laws.

(l)

The Investor has had the opportunity to review with its own tax advisors the federal, state and local tax consequences of the purchase of the Securities. The Investor understands that the Investor (and not the Company) shall be responsible for his, her or its own tax liability that may arise as a result of the purchase or sale of the Securities.

(m)

The Investor acknowledges that it has had the opportunity to review the Materials and the transactions contemplated thereby with its own legal counsel. The Investor is not relying on the Company or any of the Company’s agents for legal advice with respect to its investment in the Securities.

(n)

If this Subscription Agreement is executed and delivered on behalf of a natural person, such person is at least 21 years of age and is purchasing the Securities solely for such person’s own account and not for the account of any other person.

(o)

The Investor recognizes that its investment in the Securities involves substantial risks, including loss of the entire amount of such investment, and has taken full cognizance of and understands all of the risks related to a purchase of the Securities, including, without limitation, the risk of losing the entire investment.

(p)

The Investor has carefully reviewed and considered the risk factors included in the Company’s Annual Reports and Quarterly Reports (collectively, the “Risk Factors”).  THE INVESTOR HEREBY ACKNOWLEDGES AND CONFIRMS THAT THE INVESTOR HAS CAREFULLY REVIEWED AND CONSIDERED THE RISKS AND UNCERTAINTIES DESCRIBED IN THE RISK FACTORS BEFORE MAKING AN INVESTMENT DECISION TO PURCHASE THE SECURITIES.

(q)

THE INVESTOR ACKNOWLEDGES AND AGREES THAT THE PER UNIT PURCHASE PRICE AT WHICH IT IS PURCHASING UNITS UNDER THIS AGREEMENT MAY BE HIGHER OR LOWER FROM THE PER UNIT PURCHASE PRICE AT WHICH OTHER INVESTORS ACQUIRE UNITS AND THAT THE EXERCISE PRICE UNDER THE WARRANTS OTHER INVESTORS RECEIVE MAY BE LESS THAT THE EXERCISE PRICE UNDER THE WARRANTS ISSUED AS A PART OF THE UNITS; PROVIDED THAT SUCH OTHER ACQUISITION IS EVIDENCED BY AN AGREEMENT THAT BECAME EFFECTIVE ON A DATE AFTER THE EFFECTIVE DATE HEREOF.

Section 4.3

Legends on Stock Certificates and Warrant.

(a)

The Investor acknowledges and understands that the certificates representing the Shares to be purchased by such Investor and the shares issuable upon exercise of the Warrant (the “Warrant Shares”) will bear, by imprint or endorsement, appropriate legends reflecting the status of the Shares  and the Warrant Shares under the Securities Act and applicable state securities laws. The Investor understands that the Shares and Warrant Shares shall bear a restrictive legend in, or substantially in, the form set forth below:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, CONVEYED, PLEDGED, GIFTED, ASSIGNED, ENCUMBERED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM REGISTRATION FROM THE SECURITIES ACT AND THE RULES PROMULGATED THEREUNDER AND UNDER APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT THE INVESTOR DELIVERS TO THE COMPANY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION. INVESTORS SHOULD BE AWARE THAT THEY MAY BE

REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

(b)

The Investor agrees, that so long as the restrictive legends described herein in this Agreement remain on the certificates representing the Shares and the Warrant Shares, the Company may maintain appropriate "stop transfer" orders with respect to the Shares and the Warrant Shares, or any portion thereof, on its stock books and ledger and with its registrar and transfer agent, if any.

ARTICLE V

UNDERSTANDINGS AND NOTICE TO THE INVESTOR

The Investor understands and acknowledges as follows:

(a)

The Securities have not been registered under the Securities Act or the securities laws of any state and are intended to be offered and sold in reliance on exemption from the registration requirements of the Securities Act by virtue of Section 4(2) and/or other exemptions thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein.

(b)

There is no public or other market for the Securities and no such public or other market may ever develop. The Securities purchased by the Investor will constitute "restricted securities" as defined in Rule 144. There can be no assurance that the undersigned will be able to sell or dispose of the Securities. It is understood that in order not to jeopardize the sale’s exempt status under the Securities Act, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder, in addition to other requirements under the Shareholders Agreement.

(c)

The Investor hereby acknowledges and agrees that the Investor’s subscription and agreement to purchase the Securities hereunder is irrevocable by the Investor, and that, except as required by applicable law (if any) with respect to investors that are residents of certain states, the Investor is not entitled to cancel, terminate or revoke this Agreement or any agreements of the undersigned hereunder and that this Agreement shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. The Investor hereby confirms that the Investor’s state of residence is the state set forth on the Investor’s signature below. If the Investor is more than one person, the obligations of the Investor parties hereunder shall be joint and several and the agreements, representations, warranties, covenants and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

(d)

The Securities are subject to restrictions on transferability and resale under applicable law and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom and, with respect to the Warrant and Warrant Shares, only as permitted under the Warrant Agreement. Investor should be aware that Investor may be required to bear the financial risks of this investment for an indefinite period of time.

(e)

The Investor acknowledges that any information provided to the Investor and/or the Investor's legal and financial advisors with respect to the sale of Securities, including the information contained in the Materials and all additional information furnished by the Company to the Investor and/or his advisors in connection with the Securities, is confidential and nonpublic and agrees that all such information shall be kept in confidence by the Investor and his advisors and neither used by the Investor nor his advisors for the Investor’s or other person’s personal benefit (other than in connection with this

Subscription Agreement), nor disclosed to any other third party for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, or (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of breach of this provision).

(f)

The representations, warranties, covenants and agreements of the Investor contained herein shall be true and correct in all material respects on and as of the date of the sale of Securities to the Investor hereunder as if made on an as of such date and shall survive the execution and delivery of this Agreement and the Investor's purchase of the Securities.

(g)

IN MAKING AN INVESTMENT DECISION, THE INVESTOR MUST RELY ON THE INVESTOR’S OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE PURCHASE OF THE SECURITIES, INCLUDING THE MERITS AND RISKS INVOLVED.

(h)

The sale of the Securities are intended to be exempt from registration under the securities law of certain states in the United States. Persons subscribing for the Securities must note that there are restrictions on the transfer of the Securities as stipulated herein. The Investor hereby acknowledges that he or she has read the following notices and has taken full cognizance of and understands the notices applicable to such Investor and the restrictions on the transfer of the Securities.

RESIDENTS OF ALL U.S. STATES:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS SALE OF SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM, AND ONLY IF PERMITTED UNDER THE STOCKHOLDER AGREEMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

ARTICLE VIII

CONDITIONS TO OBLIGATIONS

Section 6.1

Conditions to Obligations of the Company.  The obligation of the Company to sell and issue the Subscribed Units purchasable by Investor to the Investor in accordance with this Agreement is subject to, among other things, the fulfillment on or prior to the applicable Installment Payment Date of the following conditions, any of which may be waived by the Company:

(a)

each of the representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects on and as of each Installment Payment Date as if made by such Investor on and as of such date, and each of the covenants and agreements of each Investor contained in this Agreement to be performed on or before such Installment Payment Date shall have been duly and fully performed on or before such date, and, if requested by the Company, the Investor shall have delivered a certificate to the Company as to the truth and accuracy of the statements in this paragraph;

(b)

no order shall have been entered (or be in effect) by a court of competent jurisdiction which enjoins, prohibits or materially restrains the transactions contemplated by this Agreement;

(c)

the Investor shall have delivered to the Company,  a check or money order of federal funds wire transfer (as directed and requested by the Company prior to the applicable Installment Payment Date), the applicable portion of the Aggregate Purchase Price payable for the Units to be purchased by such Investor as provided hereunder.

(d)

the Investor shall have executed and delivered to the Company the Warrant Agreement and the Registration Rights Agreement.

Section 6.2

Conditions to Obligations of the Investor.  The obligation of the Investor to purchase the Subscribed Units purchasable by Investor upon the payment of each Installment Payment is subject to the fulfillment on or prior to the applicable Installment Payment Date of the following conditions, any of which may be waived by such Investor:

(a)

each of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the applicable Installment Payment Date as if made by the Company on and as of such date, and each of the covenants and agreements of the Company contained in this Agreement to be performed on or before the applicable Installment Payment Date shall have been duly and fully performed on or before such date; and

(b)

The Company shall have obtained any and all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution and delivery of this Agreement), permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

ARTICLE IIIII

ADDITIONAL AGREEMENTS AND PROVISIONS

Section 7.1

Certain Covenants of the Company.

(a)

Until April 20, 2011, the Company shall not initiate or support any action to increase the number of directors serving on the Company’s main Board of Directors and, subject to unforeseen circumstances outside of the Company’s control (i.e., the death or disability of a board member), the Company will not initiate or support any change to the composition of the Board of Directors’ Committees without the Investor’s prior consent.

(b)

Company will provide the Investor with an estimated Use of Proceeds prior to the First Installment Payment Date; provided that the Company agrees that it will utilize not less than sixty percent

(60%) of such proceeds for research and development costs and clinical trial costs.  The parties acknowledge and agree that a portion of the proceeds may be used to attract and hire a new Company Chief Financial Officer.  The Company agrees that Investor, or such person as designated by the Investor, will have the right to participate in the interviewing of, and the selection of, that new Chief Financial Officer.  Additionally, the Company shall provide the Investor with a copy of its financial statements after the closing of each accounting month.

(c)

Until April 20, 2011, the Company shall not issue more than Two Hundred, Fifty Thousand (250,000) shares of the Company’s Common Stock in connection with any single transaction (other than shares that may be issued in connection with the conversion of the existing convertible promissory note into such shares of common stock by Magna Group, LLC).

Section

 7.2

Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other party.

Section 7.3

Expenses.  Any legal or other fees, costs or expenses incurred in connection with the consideration, preparation, and/or consummation of this Agreement and the transactions contemplated hereby and thereby shall be borne and paid solely by the party incurring such fees, costs and expenses.

Section 7.4

Pronouns and Plurals; "Person".  Whenever the context may require, any pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require. As used in this Subscription Agreement, the term "person" shall mean and include an individual, entity, corporation, trust, partnership, limited liability company or partnership, joint venture, unincorporated organization, association, governmental authority or any agency or political subdivision thereof.

Section 7.5

Headings.  The article, section, subsection, captions, headings and other titles preceding the text of each section, subsection or paragraph hereof are for convenience of reference only and shall not effect the construction, meaning or interpretation of this Agreement (or of any provision hereof).

Section 7.6

Construction.  The parties acknowledge that each party has reviewed this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement (or of any provision hereof).

Section 7.7

Waiver of Compliance; Consents.  Any failure of any party hereto to comply with any obligation, covenant, agreement or condition herein may be waived by the other parties hereto solely by a written instrument executed by such other parties; any such written and signed waiver, and any failure by any party to insist upon strict compliance with any obligation, covenant, agreement or condition herein, shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly so provided.

Section 7.8

Amendment and Modification. Except as set forth elsewhere in this Agreement, neither this Agreement nor any provision hereof shall be amended waived, modified, supplemented, changed, discharged, terminated, revoked or canceled, except by a written instrument mutually agreed upon and executed by all parties hereto.

Section 7.9

Notices.  All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, on the date of transmittal of services via facsimile or telecopy to the party to whom notice is to be given (if receipt is orally confirmed by phone and a confirming copy delivered thereafter in accordance with this Section), or on the fifth day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or via a nationally recognized overnight courier providing a receipt for delivery and properly addressed to the applicable address as set forth below. Any party may change its address for purposes of this paragraph by giving notice of the new address to each of the other parties in the manner set forth above.

(a)

If to the Company to:

Bioheart, Inc.

13794 NW 4th Street

Suite 212

Sunrise, Florida 33325

Attention: Catherine Sulawske-Guck

     COO and Corporate Secretary

Fax:       (954) 845-9976

Phone:   (954) 835-1500

With a copy to:

Gregory Sichenzia

Sichenzia Ross Friedman Ference LLP

61 Broadway

32nd Floor

New York, NY 10006

Fax:  ( (212) 930-9725

Phone:  (212) 930-9700

(b) If to the Investor, to the Investor’s designees at the address set forth on the signature page hereto.

Section 7.10

Binding Effect.  This Agreement and all the terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, estate, legal representatives, successors and permitted assigns and are not intended and shall not be construed so as to confer any rights or benefits upon any other person or party.

Section 7.11

Dealings in Good Faith; Best Efforts.  Each party hereto agrees to act in good faith with respect to the other party or parties hereto in exercising its rights and discharging its obligations under this Agreement. Each party further agrees to use its reasonable best efforts to ensure that the purposes of this Agreement (and the related documents and agreements referred to herein) are realized and to take such further actions or steps, and execute and deliver (and, as appropriate, file) such further documents, certificates, instruments and agreements, as are reasonably necessary to implement the provisions of this Agreement and to consummate the transactions contemplated by this Agreement.

Section 7.12

Governing Law; Jurisdiction.  The validity and effect of this Agreement, and the rights and obligations of the parties hereto, shall be enforced, governed by, and construed in all respect in accordance with the internal laws of the State of Florida (without reference to conflict of laws provisions).  Each Party hereby irrevocably and unconditionally (a) agrees that any Action or Proceeding, at Law or equity, arising out of or relating to this Agreement and any other agreements or the transactions contemplated hereby and thereby shall only be brought in the state or federal courts located in Miami-Dade County, Florida, (b) expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and (c) waives and agrees not to raise (by way of motion, as a defense or otherwise) any and all jurisdictional, venue and convenience objections or defenses that such party may have in such action or proceeding.  Each party hereby irrevocably and unconditionally consents to the service of process of any of the aforementioned courts.  Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against any other party in any other jurisdiction to enforce judgments obtained in any action or proceeding brought pursuant to this Paragraph 7.11.

Section 7.13

Severability.

It is the desire and intention of the parties hereto that, whenever possible, each provision of this Subscription Agreement be interpreted in such a manner as to be effective and valid under applicable law; if, however, any provision of this Subscription Agreement is found or held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

Section 7.14

Entire Agreement.  This Subscription Agreement, the Shareholders Agreement and the Warrant Agreement  and the Registration Rights Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior discussions, understandings, negotiations, agreements, representations, warranties, promises, assurances, covenants, arrangements and communications, both written and oral, express or implied, of any and every nature between or among the parties hereto.

Section 7.15

Counterparts.  This Subscription Agreement may be executed through the use of one or more counterparts, all of which together shall be considered one and the same agreement, binding on all parties hereto, notwithstanding that all parties are not signatories to the same counterpart.

Section 7.16

Specific Performance.  In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each party shall be entitled to specific performance of the agreements and obligations of the other party hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

Section 7.17

Waiver of Jury Trial.   THE INVESTOR AND THE COMPANY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LETTER AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY THE INVESTOR AND THE COMPANY.

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SUBSCRIPTION AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date this Agreement is accepted by the Company as set forth below.

TO BE COMPLETED BY INVESTOR(s)

By:/s/Ariel Quiros

(Signature)

By: Ariel Quiros

(Signature)

Name: Bioheart Florida, LLC

Date:

January 23, 2011

(Print Name of Individual or Entity)

Title:

President

Address:

111 N.E. 1st Street, 4th Floor

Miami, FL 33132

_____________________________

Telephone No.: __________________________

E-mail address: __________________________

Tax ID: 204774052

COMPANY

BIOHEART, INC.

     /s/Mike Tomas

Date Subscription Accepted:    January 23, 2011

Title:   CEO & President

Name: Mike Tomas

Address:

Bioheart, Inc.

13794 NW 4th Street, Suite 212

Sunrise, Florida 33325